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                       SECURITIES AND EXCHANGE COMMISSION

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                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (date of earliest event reported)
                                  May 11, 2001

                             NORTEL NETWORKS LIMITED

            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)





          CANADA                       000-30758                62-12-62580
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)





8200 Dixie Road, Suite 100, Brampton, Ontario, Canada                L6T 5P6
-----------------------------------------------------               ----------
    (address of principal executive offices)                        (Zip code)




Registrant's telephone number, including area code (905) 863-0000.



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ITEM 5.         OTHER EVENTS

On May 11, 2001, Nortel Networks Corporation issued a press release announcing that Clarence J. Chandran had resigned effective immediately in order to take additional time for the successful completion of his medical leave announced on March 13, 2001. Nortel Networks Corporation owns all of the Registrant's common shares and the Registrant is Nortel Networks Corporation's direct operating subsidiary. Mr. Chandran resigned as chief operating officer and as a director of both the Registrant and Nortel Networks Corporation.

Nortel Networks Corporation also announced in the above mentioned press release that John A. Roth plans to retire in April 2002. Mr. Roth is President and Chief Executive Officer of both the Registrant and Nortel Networks Corporation. The Registrant and Nortel Networks Corporation have launched a search for his successor.

Certain information included herein is forward-looking and is subject to important risks and uncertainties. The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, among other things: the impact of price and product competition; the dependence on new product development; the impact of rapid technological and market change; the ability to make acquisitions and/or integrate the operations and technologies of acquired businesses in an effective manner; general industry and market conditions and growth rates; international growth and global economic conditions, particularly in emerging markets and including interest rate and currency exchange rate fluctuations; the impact of consolidations in the telecommunications industry, the uncertainties of the Internet; the ability to recruit and retain qualified employees; the ability to obtain timely, adequate and reasonably priced component parts from suppliers and internal manufacturing capacity; the impact of the credit risks of our customers; the entrance into an increased number of supply, turnkey, and outsourcing contracts which contain delivery, installation, and performance provisions, which, if not met, could result in having to pay substantial penalties or liquidated damages; and the impact of increased provision of customer financing and commitments. For additional information with respect to certain of these and other factors, see the reports filed by the Registrant and Nortel Networks Corporation with the United States Securities and Exchange Commission. The Registrant and Nortel Networks Corporation disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NORTEL NETWORKS LIMITED



                                      By:          /s/ DEBORAH J. NOBLE
                                            -----------------------------------
                                            Deborah J. Noble
                                            Corporate Secretary



                                      By:          /s/ BLAIR F. MORRISON
                                            -----------------------------------
                                            Blair F. Morrison
                                            Assistant Secretary


Dated:  May 14, 2001





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